UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Analog Devices, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

ANALOG DEVICES, INC.

2026 Annual Meeting
Vote by March 10, 2026
11:59 PM ET



ANALOG DEVICES

ANALOG DEVICES, INC.
ATTN: INVESTOR RELATIONS DEPT.
ONE ANALOG WAY
WILMINGTON, MA 01887

V82224-P41699

You invested in ANALOG DEVICES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on March 11, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 25, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

March 11, 2026
9:00 AM, Eastern Time

Analog Devices, Inc.
125 Summer St.
Boston, MA 02110

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	The election to Analog Devices' Board of Directors of the ten nominees named in our Proxy Statement.	
	Nominees:	
1a.	Vincent Roche	For
1b.	Stephen M. Jennings	For
1c.	André Andonian	For
1d.	Edward H. Frank	For
1e.	Karen M. Golz	For
1f.	Peter B. Henry	For
1g.	Mercedes Johnson	For
1h.	Yoky Matsuoka	For
1i.	Ray Stata	For
1j.	Andrea F. Wainer	For
2.	Advisory vote to approve the compensation of our named executive officers.	For
3.	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2026.	For
4.	Approve the Amended and Restated Analog Devices, Inc. 2020 Equity Incentive Plan.	For
5.	To consider a shareholder proposal, if properly presented at the Annual Meeting.	Against

NOTE: To transact such other business as may properly come before the meeting and at any adjournments or postponement at the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V82225-P41699